UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

GARRETT MOTION INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16 Rolle, Switzerland	1180
(Address of Principal Executive Offices)	(Zip Code)

+41 21 695 30 00

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC
Series A Cumulative Convertible Preferred Stock, par value $0.001 per share	GTXAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 26, 2022, Garrett Motion Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 15, 2022 (the “Proxy Statement”).

Item 1 - Election of nine directors for a term of office expiring on the date of the Company’s 2023 Annual Meeting of Stockholders.

NOMINEE	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Daniel Ninivaggi	279,386,797	263,622	209,630	25,789,294
Olivier Rabiller	278,286,896	1,363,617	209,536	25,789,294
D’aun Norman	279,354,787	288,023	217,239	25,789,294
John Petry	279,379,548	268,164	212,337	25,789,294
Tina Pierce	279,450,659	197,473	211,917	25,789,294
Robert Shanks	279,376,497	266,900	216,652	25,789,294
Steven Silver	278,796,958	850,694	212,397	25,789,294
Julia Steyn	279,368,412	278,646	212,991	25,789,294
Steven Tesoriere	278,219,278	1,427,654	213,117	25,789,294

Item 2 - Ratification of the appointment of Deloitte SA as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
305,190,899	158,835	299,609	0

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
277,247,103	2,032,017	580,929	25,789,294

Based on the foregoing votes, the director nominees named above were elected and Items 2 and 3 were approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

Date: May 27, 2022	By:	/s/ Jerome P. Maironi
Jerome P. Maironi
Senior Vice President, General Counsel and Corporate Secretary